                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): October 11, 2001



                             COVALENT GROUP, INC.
                             --------------------
                (Name of Small Business Issuer in Its Charter)

              Nevada                    0-21145               56-1668867
   ----------------------------      ---------------      -------------------
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation or               file               Identification
           Organization)                 number)                Number)

                        One Glenhardie Corporate Center
                              1275 Drummers Lane
                                   Suite 100
                           Wayne, Pennsylvania 19087
       ----------------------------------------------------------------
                   (Address of principal executive offices)

                                (610) 975-9533
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     As is more fully described in the press release attached as Exhibit 99.1 which is incorporated herein by reference, on October 11, 2001, Covalent Group, Inc. appointed Thomas E. Hodapp and Scott M. Jenkins to its board of directors.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.         Description
-----------         -----------

99.1                Covalent Group, Inc. Press Release dated October 11, 2001


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: October 12, 2001                        Covalent Group, Inc.
      ----------------

                                         By:  /s/ Joseph Delikat
                                              ----------------------------------
                                              Joseph Delikat
                                              Principal Accounting Officer
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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Covalent Group, Inc. Press Release dated October 11, 2001.